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      EXHIBIT 10.44
                       AMENDMENT NO. 1 TO
            AMENDED AND RESTATED CREDIT AGREEMENT
             -------------------------------------


    THIS AMENDMENT NO. 1 TO AMENDED AND
RESTATED CREDIT AGREEMENT ("AMENDMENT") is dated as of the 2 day of October, 1996 by and among UNC INCORPORATED, a corporation organized under the laws of the State of Delaware ("BORROWER"), FIRST UNION COMMERCIAL CORPORATION, as administrative agent ("ADMINISTRATIVE AGENT"), FIRST UNION COMMERCIAL CORPORATION, as collateral agent ("COLLATERAL AGENT"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as issuer of certain letters of credit ("ISSUING BANK"), the various corporations identified on the signature pages hereto as a GUARANTOR (each a "GUARANTOR" and collectively, the "GUARANTORS") and the various banks and lending institutions identified on the signature pages hereto (collectively, "LENDERS").


                      STATEMENT OF PURPOSE
                     ----------------------
    Pursuant to the terms and provisions of
the Amended And Restated Credit Agreement dated as of May 22, 1996 by and among the BORROWER, the ADMINISTRATIVE AGENT, the COLLATERAL AGENT, the ISSUING BANK and the LENDERS ("CREDIT AGREEMENT"), the LENDERS have extended certain credit facilities to the BORROWER ("CREDIT FACILITY"). The GUARANTORS have guaranteed the obligations of the BORROWER under the CREDIT AGREEMENT pursuant to the terms of various Guaranty And Security Agreements (individually "GUARANTY" and collectively, "GUARANTIES").

    The BORROWER has requested that one of
the terms of the CREDIT AGREEMENT be modified in order to provide the BORROWER with additional borrowing availability under the revolving line of credit being provided pursuant to the terms of the CREDIT AGREEMENT. The LENDERS are willing to consent to such modification to the terms of the CREDIT AGREEMENT pursuant to the terms and provisions of this AMENDMENT.

    NOW, THEREFORE, for good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

    Section XIV. RECITALS. The parties hereto hereby acknowledge the accuracy of the above Statement Of Purpose and hereby incorporate the Statement Of Purpose into this AMENDMENT.

    Section XV. AMENDMENT TO CREDIT AGREEMENT. The CREDIT AGREEMENT is hereby amended by deleting the words and number "Thirty-six Million Dollars ($36,000,000.00)" from the definition of "BORROWING BASE" contained in
Section 1.1 of the CREDIT AGREEMENT and substituting in lieu thereof the words and number "Forty-five Million DOLLARS ($45,000,000.00)."

    Section XVI. CONSENT OF GUARANTORS. The GUARANTORS hereby consent to the modifications contained in this AMENDMENT and hereby confirm their respective obligations under the GUARANTIES.

    Section XVII. OTHER TERMS. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed. All security interests and liens previously granted by the BORROWER or the GUARANTORS to secure their respective obligations under the CREDIT FACILITY remain in full force and effect and secure their respective obligations under the CREDIT FACILITY as amended herein. The modifications contained herein shall not constitute a novation of the BORROWER'S or any of the GUARANTORS' obligations under the documents evidencing, securing or otherwise documenting the CREDIT FACILITY.

    Section XVIII. BINDING NATURE. This AMENDMENT shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

    Section XIX. GOVERNING LAW. This AMENDMENT shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without reference to the conflicts or choice of law principles thereof.

    Section XX. DELIVERY BY TELECOPIER. This AMENDMENT may be delivered by telecopier and a telefacsimile of any parties signature hereto shall constitute an original signature for all purposes.

    Section XXI. COUNTERPARTS. This AMENDMENT may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all of which, taken together, shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT under seal as of the date first above written.

WITNESS/ATTEST:              BORROWER:

         UNC INCORPORATED,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Gregory M. Bubb,
                             Vice President & Treasurer

WITNESS/ATTEST:              ADMINISTRATIVE AGENT:

         FIRST UNION COMMERCIAL CORPORATION,
         A North Carolina Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         COLLATERAL AGENT:

         FIRST UNION COMMERCIAL CORPORATION,
         A North Carolina Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         ISSUING BANK:

         FIRST UNION NATIONAL BANK OF
         NORTH CAROLINA

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         LENDERS:

         FIRST UNION COMMERCIAL CORPORATION

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         THE BANK OF NEW YORK COMMERCIAL
         CORPORATION

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         IBJ SCHROEDER BANK & TRUST CO.

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         BANK ONE, COLUMBUS, N.A.

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         SANWA BUSINESS CREDIT CORPORATION

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         PROVIDENT BANK OF MARYLAND

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         GUARANTORS:

         UNC HOLDINGS, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         UNC/LEAR SERVICES, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         UNC ALL FAB, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC METCALF SERVICING, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC JOHNSON TECHNOLOGY, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)

                             Name:____________________
                             Title:___________________

         UNC ARTEX, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC CAMCO INCORPORATED,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         UNC TEXAS CAMCO INCORPORATED,
         A Delaware Corporation

________________________     By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC ARDCO INCORPORATED,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________



         UNC ENGINE & ENGINE PARTS, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC ACCESSORY OVERHAUL GROUP, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC AVIATION SERVICES, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC TRI-INDUSTRIES, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC AIRWORK CORPORATION,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC PACIFIC AIRMOTIVE CORPORATION, INC.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC PARTS COMPANY,
         A Maryland Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

         UNC/CFC ACQUISITION CO.,
         A Delaware Corporation

_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         UNC STEARNS COMPANY,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________